Exhibit 10.29

GUARANTY AND SECURITY AGREEMENT

(Horizon - RF Magic Loan)

THIS GUARANTY AND SECURITY AGREEMENT (this “Guaranty”), dated as of June 30, 2007 is executed by ENTROPIC COMMUNICATIONS, INC., a Delaware corporation (“Guarantor”), in favor of HORIZON TECHNOLOGY FUNDING COMPANY LLC, a Delaware limited liability corporation (“Lender”).

RECITALS

A. Pursuant to a certain Venture Loan and Security Agreement dated October 6, 2006 (as modified, amended or restated from time to time, the “Loan Agreement”), between RF MAGIC, INC., a Delaware corporation (“Borrower”), and Lender, Lender has agreed to make a venture loan in an aggregate original principal amount of up to Seven Million Dollars ($7,000,000) (the “Loan”) to Borrower upon the terms and subject to the conditions set forth therein.

B. On the date hereof, Guarantor is consummating a merger (the “Merger”) with Borrower pursuant to an Agreement and Plan of Merger and Reorganization dated as of April 9, 2007 (as amended, the “Merger Plan”), by and among Borrower, Guarantor and, Raptor Acquisition Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Guarantor (the “Merger Sub”). Pursuant to the Merger Plan, the Merger Sub is merging with, and into, Borrower, and Borrower shall survive as a wholly-owned subsidiary of Guarantor.

C. Lender has agreed to consent to the closing of the Merger subject, among other conditions, to receipt by Lender of this Guaranty duly executed by the Guarantor.

AGREEMENT

NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Guarantor hereby agrees as follows:

1. Definitions and Interpretation.

(a) Definitions. When used in this Guaranty, the following terms shall have the following respective meanings:

“Borrower” shall have the meaning given to that term in Recital A hereof.

“Code” means the Uniform Commercial Code adopted and in effect in the State of Connecticut.

“Collateral” shall have the meaning set forth in Section 8(a).

“Guaranteed Obligations” shall mean the Obligations (as defined in the Loan Agreement).

“Guarantor” shall have the meaning given to that term in the introductory paragraph hereof.

“Guarantor Loan Agreement” means that certain Venture Loan and Security Agreement by and among Guarantor, Lender and Silicon Valley Bank dated April 5, 2007, as such agreement has been or will be amended or otherwise modified from time to time.

“Insolvency Proceeding” shall mean any case or proceeding under the United States Bankruptcy Code or any other similar law, rule or regulation of the United States or any other jurisdiction or any other action or proceeding for the reorganization, liquidation, appointment of a receiver, rearrangement of debts, marshalling of assets or similar action relating to Borrower or Guarantor, their respective creditors or any substantial part of their respective assets, whether or not any such case, proceeding or action is voluntary or involuntary.

“Intellectual Property” means all of Guarantor’s right, title and interest in and to patents, patent rights (and applications and registrations therefor), trademarks and service marks (and applications and registrations therefor), inventions, copyrights, mask works (and applications and registrations therefor), trade names, trade styles, software and computer programs, source code, object code, trade secrets, methods, processes, know how, drawings, specifications, descriptions, and all memoranda, notes, and records with respect to any research and development, all whether now owned or subsequently acquired or developed by Guarantor and whether in tangible or intangible form or contained on magnetic media readable by machine together with all such magnetic media (but not including embedded computer programs and supporting information included within the definition of “goods” under the Code).

“Lender” shall have the meaning given to that term in the introductory paragraph hereof.

“Loan Agreement” shall have the meaning given to that term in Recital A hereof.

“Permitted Indebtedness” shall have the meaning given to that term in the Guarantor Loan Agreement.

“Permitted Investments” shall have the meaning given to that term in the Guarantor Loan Agreement.

“Permitted Liens” shall have the meaning given to that term in the Guarantor Loan Agreement. In addition, “Permitted Liens” means the Liens created pursuant to this Guaranty and the Liens created pursuant to the Guaranty (SVB-RF Magic Loan) dated as of June 30, 2007 by Guarantor in favor of Silicon Valley Bank.

“Subordinated Obligations” shall have the meaning given to that term in Section 7 hereof.

Unless otherwise defined herein, all other capitalized terms used herein and defined in the Guarantor Loan Agreement or the Loan Agreement shall have the respective meanings given to those terms in the Guarantor Loan Agreement or the Loan Agreement.

(b) Other Interpretive Provisions. All references in this Guaranty to any Person shall be deemed to include all permitted successors and assigns of such Person. The rules of construction set forth in the Loan Agreement shall, to the extent not inconsistent with the terms of this Guaranty, apply to this Guaranty and are hereby incorporated by reference. Guarantor acknowledges receipt of copies of the Loan Agreement and the other Loan Documents.

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2. Guaranty.

(a) Payment Guaranty. Guarantor unconditionally guarantees and promises to pay and perform as and when due, whether at stated maturity, upon acceleration or otherwise, any and all of the Guaranteed Obligations. If any Insolvency Proceeding relating to Borrower is commenced, Guarantor further unconditionally guarantees and promises to pay and perform, upon the demand of Lender, any and all of the Guaranteed Obligations in accordance with the terms of the Loan Documents, whether or not such obligations are then due and payable by Borrower and whether or not such obligations are modified, reduced or discharged in such Insolvency Proceeding. This Guaranty is a guaranty of payment and not of collection.

(b) Continuing Guaranty. This Guaranty is an irrevocable continuing guaranty of the Guaranteed Obligations which shall continue in effect until all obligations of Lender to extend credit to Borrower have terminated and all of the Guaranteed Obligations have been fully, finally and indefensibly paid. If any payment on any Guaranteed Obligation is set aside, avoided or rescinded or otherwise recovered from Lender, such recovered payment shall constitute a Guaranteed Obligation hereunder and, if this Guaranty was previously released or terminated, it automatically shall be fully reinstated, as if such payment was never made.

(c) Independent Obligation. The liability of Guarantor hereunder is independent of the Guaranteed Obligations and a separate action or actions may be brought and prosecuted against Guarantor irrespective of whether action is brought against Borrower or any other guarantor of the Guaranteed Obligations or whether Borrower or any other guarantor of the Guaranteed Obligations is joined in any such action or actions.

(d) Fraudulent Transfer Limitation. If, in any action to enforce this Guaranty, any court of competent jurisdiction determines that enforcement against Guarantor for the full amount of the Guaranteed Obligations is not lawful under or would be subject to avoidance under Section 548 of the United States Bankruptcy Code or any applicable provision of any comparable law of any state or other jurisdiction, the liability of Guarantor under this Guaranty shall be limited to the maximum amount lawful and not subject to such avoidance.

(e) Termination. This Guaranty shall continue until the payment in full and the satisfaction of all Guaranteed Obligations and termination of Lender’s commitment to fund the Loan, whereupon this Guaranty shall terminate. Notwithstanding the foregoing, this Guaranty shall continue to be in full force and effect and applicable to any Guaranteed Obligations arising thereafter which arise because prior payments of Guaranteed Obligations are rescinded or otherwise required to be surrendered by Lender after receipt.

3. Representations and Warranties. Except as set forth in the Disclosure Schedule, Guarantor represents and warrants to Lender as follows:

(a) Organization and Qualification. Guarantor is a corporation duly organized and validly existing under the laws of the State of Delaware and qualified and licensed to do business in, and is in good standing in, any state in which the conduct of its business or its ownership of Property requires that it be so qualified or in which any material portion of the Collateral is located, except for such states as to which any failure to so qualify would not have a material adverse effect on Guarantor.

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(b) Authority. Guarantor has all necessary power and authority to execute, deliver, and perform in accordance with the terms thereof, this Guaranty. Guarantor has all requisite power and authority to own and operate its Property and to carry on its businesses as now conducted.

(c) Conflict with Other Instruments, etc. Neither the execution and delivery by Guarantor of this Guaranty nor the consummation by Guarantor of the transactions therein contemplated nor compliance by Guarantor with the terms, conditions and provisions thereof will conflict with or result in a breach of any of the terms, conditions or provisions of the certificate of incorporation, the by-laws, or any other organizational documents of Guarantor or any law or any regulation, order, writ, injunction or decree of any court or governmental instrumentality or any material agreement or instrument to which Guarantor is a party or by which it or any of its Property is bound or to which it or any of its Property is subject, or constitute a default by Guarantor thereunder or result in the creation or imposition of any Lien on any property of Guarantor, other than Permitted Liens.

(d) Authorization; Enforceability. The execution and delivery by Guarantor of this Guaranty, the granting by Guarantor of the security interest in the Collateral, and the consummation by Guarantor of the transactions herein contemplated have each been duly authorized by all necessary action on the part of Guarantor. No authorization, consent, approval, license or exemption of, and no registration, qualification, designation, declaration or filing with, or notice to, any Person is, was or will be necessary to (i) the valid execution and delivery by Guarantor of this Guaranty, (ii) the performance of Guarantor’s obligations hereunder, or (iii) the granting by Guarantor of the security interest in the Collateral, except for filings in connection with the perfection of the security interest in any of the Collateral for which authorizations, consents and approvals have been obtained. This Guaranty has been duly executed and delivered by Guarantor and constitutes a legal, valid and binding obligation, of Guarantor, enforceable against Guarantor in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws of general application relating to or affecting the enforcement of creditors’ rights or by general principles of equity.

(e) No Prior Encumbrances. Guarantor has good and marketable title to the Collateral, free and clear of Liens except for Permitted Liens. Guarantor has good title and ownership of, or is licensed under, all of Guarantor’s current Intellectual Property. Guarantor has not received any communications alleging that Guarantor has violated, or by conducting its business as proposed, would violate any proprietary rights of any other Person, which has not been satisfactorily resolved. Guarantor has no knowledge of any infringement or violation by it of the intellectual property rights of any third party and has no knowledge of any violation or infringement by a third party of any of its Intellectual Property. The Collateral and the Intellectual Property constitute substantially all of the assets and property of Guarantor.

(f) Name; Location of Chief Executive Office, Principal Place of Business and Collateral. Guarantor has not done business under any name other than that specified on the signature page hereof or the Disclosure Schedule. Guarantor’s jurisdiction of incorporation, chief executive office, principal place of business, and the place where Guarantor maintains its records concerning the Collateral are presently located in the state and at the address set forth herein or as set forth in the Disclosure Schedule. The Collateral is presently located at the address set forth herein or as set forth in the Disclosure Schedule.

(g) Litigation. There are no actions or proceedings pending by or against Guarantor before any court or administrative agency in which an adverse decision could reasonably be expected to have a material adverse effect on Guarantor or the aggregate value of the Collateral. Guarantor does not have knowledge of any such pending or threatened actions or proceedings.

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(h) Financial Statements. All financial statements relating to Guarantor or any Affiliate that have been or may hereafter be delivered by Guarantor to Lender present fairly in all material respects Guarantor’s financial condition as of the date thereof and Guarantor’s results of operations for the period then ended.

(i) Full Disclosure. No representation, warranty or other statement made by Guarantor in this Guaranty or in any certificate or written statement furnished to Lender by Guarantor contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained in such certificates or statements not misleading in light of the circumstances in which they were made. There is no fact known to Guarantor which materially adversely affects, or which could in the future be reasonably expected to materially adversely affect, its ability to perform its obligations under this Agreement.

4. Affirmative Covenants. Guarantor, until the full and complete payment of the Guaranteed Obligations, covenants and agrees that:

(a) Good Standing. Guarantor shall maintain its corporate existence and its good standing in the State of Delaware and maintain qualification in each jurisdiction in which the failure to so qualify could reasonably be expected to have a material adverse effect on the financial condition, operations or business of Guarantor. Guarantor shall maintain in force all licenses, approvals and agreements, the loss of which could reasonably be expected to have a material adverse effect on its financial condition, results of operations or business.

(b) Government Compliance. Guarantor shall comply with all statutes, laws, ordinances and government rules and regulations to which it is subject, noncompliance with which could reasonably be expected to materially adversely affect the financial condition, results of operations or business of Guarantor.

(c) Taxes. Guarantor shall make due and timely payment or deposit of all federal, state, and local taxes, assessments, or contributions required of it by law or imposed upon any Property belonging to it, and will execute and deliver to Lender, on demand, appropriate certificates attesting to the payment or deposit thereof; and Guarantor will make timely payment or deposit of all tax payments and withholding taxes required of it by applicable laws; provided that Guarantor need not make any payment if the amount or validity of such payment is contested in good faith by appropriate proceedings which suspend the collection thereof (provided that such proceedings do not involve any substantial danger of the sale, forfeiture or loss of any material item of Collateral or Collateral which in the aggregate is material to Guarantor and that Guarantor has adequately bonded such amounts or reserves sufficient to discharge such amounts have been provided on the books of Guarantor).

(d) Security Interest. Assuming the proper filing of one or more financing statement(s) identifying the Collateral with the proper state and/or local authorities, the security interests in the Collateral granted to Lender pursuant to this Agreement, to the extent that such security interest may be perfected by the filing of such financing statement(s) (i) constitute and will continue to constitute first priority security interests (except to the extent any Permitted Liens may have a superior priority to Lender’s Lien under this Guaranty) and (ii) are and will continue to be superior and prior to the rights of all other creditors of Guarantor (except to the extent of such Permitted Liens).

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(e) Further Assurances. At any time and from time to time Guarantor shall execute and deliver such further instruments and take such further action as may reasonably be requested by Lender to make effective the purposes of this Agreement, including without limitation, the continued perfection and priority of Lender’s security interest in the Collateral.

5. Negative Covenants. Guarantor, until the full and complete payment of the Guaranteed Obligations, covenants and agrees that Guarantor shall not:

(a) Chief Executive Office. Change its name, jurisdiction of incorporation, chief executive office, principal place of business or any of the items set forth in Section 1 of the Disclosure Schedule without ten (10) days prior written notice to Lender.

(b) Liens. Create, incur, assume or suffer to exist any Lien of any kind upon any of Guarantor’s Property, whether now owned or hereafter acquired, except Permitted Liens.

(c) Other Dispositions of Collateral. Convey, sell, lease or otherwise dispose of all or any part of the Collateral to any Person (collectively, a “Transfer”), except for: (i) Transfers of inventory in the ordinary course of business; (ii) Transfers of worn-out or obsolete equipment; or (iii) Transfers permitted under subclause (f) of the definition of Permitted Liens with respect to Collateral, (iv) Transfers consisting of Permitted Liens and Permitted Investments; and (v) other Transfers not to exceed Fifty Thousand Dollars ($50,000) per year.

(d) Distributions. (i) Pay any dividends or make any distributions on its Equity Securities; (ii) purchase, redeem, retire, defease or otherwise acquire for value any of its Equity Securities (other than repurchases pursuant to the terms of employee stock purchase plans, employee restricted stock agreements or similar arrangements in an aggregate amount not to exceed Two Hundred Fifty Thousand Dollars ($250,000)); (iii) return any capital to any holder of its Equity Securities as such; (iv) make any distribution of assets, Equity Securities, obligations or securities to any holder of its Equity Securities as such; or (v) set apart any sum for any such purpose; provided, however, Guarantor may pay dividends payable solely in common stock.

(e) Mergers or Acquisitions. Merge or consolidate with or into any other Person without Lender’s prior written consent.

(f) Change in Ownership. Engage in or permit any of its Subsidiaries to engage in any business other than the businesses currently engaged in by Guarantor or reasonably related thereto or have a material change in its ownership of greater than twenty five percent (25%) (other than by the sale by Guarantor of Guarantor’s Equity Securities in a public offering or to venture capital or other institutional or strategic investors so long as Guarantor identifies to Lender the investors prior to the closing of the investment).

(g) Transactions With Affiliates. Except as permitted pursuant to this Section 5, enter into any contractual obligation with any Affiliate or engage in any other transaction with any Affiliate except upon terms at least as favorable to Guarantor as an arms-length transaction with Persons who are not Affiliates of Guarantor.

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(h) Indebtedness Payments. (i) Prepay, redeem, purchase, defease or otherwise satisfy in any manner prior to the scheduled repayment thereof any Indebtedness for borrowed money (other than amounts due or permitted to be prepaid under this Agreement or under any revolving credit agreement constituting Permitted Indebtedness under clause (e) of the definition of Permitted Indebtedness (as defined in the Guarantor Loan Agreement)) or lease obligations, (ii) amend, modify or otherwise change the terms of any Indebtedness for borrowed money or lease obligations so as to accelerate the scheduled repayment thereof or (iii) repay any notes to officers, directors or stockholders.

(i) Indebtedness. Create, incur, assume or permit to exist any Indebtedness except Permitted Indebtedness.

(j) Investments. Make any Investment except for Permitted Investments.

(k) Compliance. Become an “investment company” or a company controlled by an “investment company” under the Investment Company Act of 1940 or undertake as one of its important activities extending credit to purchase or carry margin stock, or use the proceeds of any Loan (as defined in the Guarantor Loan Agreement) for that purpose; fail to meet the minimum funding requirements of the Employment Retirement Income Security Act of 1974, and its regulations, as amended from time to time (“ERISA”), permit a Reportable Event or Prohibited Transaction, as defined in ERISA, to occur; fail to comply with the Federal Fair Labor Standards Act or violate any other law or regulation, if the violation could reasonably be expected to have a material adverse effect on Guarantor’s business or operations or could reasonably be expected to cause such a material adverse change, or permit any of its Subsidiaries to do so.

6. Authorizations, Waivers, Etc.

(a) Authorizations. Guarantor authorizes Lender, in its discretion, without notice to Guarantor, irrespective of any change in the financial condition of Borrower, Guarantor, or any other guarantor of the Guaranteed Obligations since the date hereof, and without affecting or impairing in any way the liability of such Guarantor hereunder, from time to time to:

(i) Create new Guaranteed Obligations and renew, compromise, extend, accelerate or otherwise change the time for payment or performance of, or otherwise amend or modify the Loan Documents or change the terms of the Guaranteed Obligations or any part thereof, including increase or decrease of the rate of interest thereon;

(ii) Take and hold security for the payment or performance of the Guaranteed Obligations and exchange, enforce, waive or release any such security; apply such security and direct the order or manner of sale thereof; and purchase such security at public or private sale;

(iii) Otherwise exercise any right or remedy it may have against Borrower, Guarantor, or any other guarantor of the Guaranteed Obligations or any security, including, without limitation, the right to foreclose upon any such security by judicial or nonjudicial sale;

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(iv) Settle, compromise with, release or substitute any one or more makers, endorsers or guarantors of the Guaranteed Obligations; and

(v) Assign the Guaranteed Obligations, this Guaranty or the other Loan Documents in whole or in part to the extent provided in the Loan Agreement.

(b) Waivers. Guarantor hereby waives:

(i) Any right to require Lender to (A) proceed against Borrower or any other guarantor of the Guaranteed Obligations, (B) proceed against or exhaust any security received from Borrower, Guarantor, or any other guarantor of the Guaranteed Obligations or otherwise marshal the assets of Borrower, Guarantor, or any other guarantor of the Guaranteed Obligations or (C) pursue any other remedy in Lender’s power whatsoever;

(ii) Any defense arising by reason of the application by Borrower of the proceeds of any borrowing;

(iii) Any defense resulting from the absence, impairment or loss of any right of reimbursement, subrogation, contribution or other right or remedy of Guarantor against Borrower, any other guarantor of the Guaranteed Obligations or any security, whether resulting from an election by Lender to foreclose upon security by nonjudicial sale, or otherwise;

(iv) Any setoff or counterclaim of Borrower or any defense which results from any disability or other defense of Borrower or the cessation or stay of enforcement from any cause whatsoever of the liability of Borrower (including, without limitation, the lack of validity or enforceability of any of the Loan Documents);

(v) Any defense based upon any law, rule or regulation which provides that the obligation of a surety must not be greater or more burdensome than the obligation of the principal;

(vi) Until all obligations of Lender to extend credit to Borrower have terminated and all of the Guaranteed Obligations have been fully, finally and indefensibly paid, any right of subrogation, reimbursement, indemnification or contribution and other similar right to enforce any remedy which Lender or any other Person now has or may hereafter have against Borrower on account of the Guaranteed Obligations, and any benefit of, and any right to participate in, any security now or hereafter received by Lender or any other Person on account of the Guaranteed Obligations;

(vii) All presentments, demands for performance, notices of nonperformance, notices delivered under the Loan Documents, protests, notice of dishonor, and notices of acceptance of this Guaranty and of the existence, creation or incurring of new or additional Guaranteed Obligations and notices of any public or private foreclosure sale;

(viii) The benefit of any statute of limitations to the extent permitted by law;

(ix) Any appraisement, valuation, stay, extension, moratorium redemption or similar law or similar rights for marshalling;

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(x) Any right to be informed by Lender of the financial condition of Borrower or any other circumstances bearing upon the risk of nonpayment or nonperformance of the Guaranteed Obligations;

(xi) Until all obligations of Lender to extend credit to Borrower have terminated and all of the Guaranteed Obligations have been fully, finally and indefensibly paid, any right to revoke this Guaranty;

(xii) Any defense arising from an election for the application of Section 1111(b)(2) of the United States Bankruptcy Code which applies to the Guaranteed Obligations;

(xiii) Any defense based upon any borrowing or grant of a security interest under Section 364 of the United States Bankruptcy Code; and

(xiv) Any right it may have to a fair value hearing to determine the size of a deficiency judgment following any foreclosure on any security for the Guaranteed Obligations.

(c) Financial Condition of Borrower, Etc. Guarantor is fully aware of the financial condition and affairs of Borrower. Guarantor has executed this Guaranty without reliance upon any representation, warranty, statement or information concerning Borrower furnished to Guarantor by Lender and has, independently and without reliance on Lender and based on such documents and information as it has deemed appropriate, made its own appraisal of the financial condition and affairs of Borrower and of other circumstances affecting the risk of nonpayment or nonperformance of the Guaranteed Obligations. Guarantor is in a position to obtain, and assumes full responsibility for obtaining, any additional information about the financial condition and affairs of Borrower and of other circumstances affecting the risk of nonpayment or nonperformance of the Guaranteed Obligations and will, independently and without reliance upon Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own appraisals and decisions in taking or not taking action in connection with this Guaranty.

7. Subordination. Guarantor hereby subordinates any and all debts, liabilities and obligations owed to Guarantor by Borrower or any Subsidiary of Borrower (the “Subordinated Obligations”) to the Guaranteed Obligations as provided in this Section 7.

(a) Prohibited Payments, Etc. After the occurrence and during the continuance of any Default or Event of Default or any default by Guarantor hereunder (including the commencement and continuation of any Insolvency Proceeding relating to Borrower, however, unless Lender otherwise requests, Guarantor shall not, nor shall it permit any of its Subsidiaries to, demand, accept or take any action to collect any payment on account of the Subordinated Obligations.

(b) Prior Payment of Guaranteed Obligation. In any Insolvency Proceeding relating to Borrower, Guarantor agrees that Lender shall be entitled to receive payment of all Guaranteed Obligations before Guarantor or any of its Subsidiaries receives payment of any Subordinated Obligations.

(c) Turn-Over. After the occurrence and during the continuance of any Default or Event of Default (including the commencement and continuation of any Insolvency Proceeding relating to Borrower), Guarantor and its Subsidiaries shall, if Lender so requests, collect, enforce and receive payments on account of the Subordinated Obligations as trustee for Lender and deliver such payments to Lender on account of the Guaranteed Obligations, together with any necessary endorsements or other instruments of transfer, but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty.

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(d) Lender Authorization. After the occurrence and during the continuance of any Default or Event of Default or any default by Guarantor hereunder (including the commencement and continuation of any Insolvency Proceeding relating to Borrower), Lender is authorized and empowered (but without any obligation to so do), in its discretion, (i) in the name of Guarantor, to collect and enforce, and to submit claims in respect of, Subordinated Obligations and to apply any amounts received thereon to the Guaranteed Obligations, and (ii) to require Guarantor (A) to collect and enforce, and to submit claims in respect of, Subordinated Obligations and (B) to pay any amounts received on such obligations to Lender for application to the Guaranteed Obligations.

8. Creation of Security Interest.

(a) Grant of Security Interest. Guarantor grants to Lender a valid, first priority, continuing security interest in all presently existing and hereafter acquired or arising Collateral in order to secure prompt, full and complete payment and performance of any and all Guaranteed Obligations (other than any warrants issued pursuant to the Loan Agreement). The “Collateral” shall mean and include all right, title, interest, claims and demands of Guarantor in and to all personal property of Guarantor, including without limitation, all of the following:

(i) All goods (and embedded computer programs and supporting information included within the definition of “goods” under the Code) and equipment now owned or hereafter acquired, including, without limitation, all laboratory equipment, computer equipment, office equipment, machinery, vehicles (including motor vehicles and trailers), and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing, wherever located;

(ii) All inventory now owned or hereafter acquired, including, without limitation, all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products including such inventory as is temporarily out of Guarantor’s custody or possession or in transit and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing and any documents of title representing any of the above, and Guarantor’s books relating to any of the foregoing;

(iii) All contract rights and general intangibles (including Intellectual Property), now owned or hereafter acquired, including, without limitation, goodwill, license agreements, franchise agreements, blueprints, drawings, purchase orders, customer lists, route lists, infringements, claims, software, computer programs, computer disks, computer tapes, literature, reports, catalogs, design rights, income tax refunds, payment intangibles, commercial tort claims, payments of insurance and rights to payment of any kind;

(iv) All now existing and hereafter arising accounts, contract rights, royalties, license rights, license fees and all other forms of obligations owing to Guarantor arising out of the sale or lease of goods, the licensing of technology or the rendering of services by Guarantor (subject, in each case, to the contractual rights of third parties to require funds received by Guarantor to be expended in a particular manner), whether or not earned by performance, and any and all credit insurance, guaranties, and other security therefor, as well as all merchandise returned to or reclaimed by Guarantor and Guarantor’s books relating to any of the foregoing;

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(v) All documents, cash, deposit accounts (other than payroll accounts), letters of credit (whether or not the letter of credit is evidenced by a writing), certificates of deposit, instruments, promissory notes, chattel paper (whether tangible or electronic) and investment property, including, without limitation, all securities, whether certificated or uncertificated, security entitlements, securities accounts, commodity contracts and commodity accounts, and all financial assets held in any securities account or otherwise, wherever located, now owned or hereafter acquired and Guarantor’s books relating to the foregoing; and

Any and all claims, rights and interests in any of the above and all substitutions for, additions and accessions to and proceeds thereof, including, without limitation, insurance, condemnation, requisition or similar payments and proceeds of the sale or licensing of Intellectual Property.

Notwithstanding the foregoing, the Collateral shall not include any Intellectual Property; provided, however, that the Collateral shall include all accounts receivables, accounts, and general intangibles that consist of rights to payment and proceeds from the sale, licensing or disposition of all or any part, or rights in, the foregoing (the “Rights to Payment”). Notwithstanding the foregoing, if a judicial authority (including a U.S. Bankruptcy Court) holds that a security interest in the underlying Intellectual Property is necessary to have a security interest in the Rights to Payment, then the Collateral shall automatically, and effective as of the date hereof, include the Intellectual Property to the extent necessary to permit perfection of Lender’s security interest in the Rights to Payment.

(b) After-Acquired Property. If Guarantor shall at any time acquire a commercial tort claim, as defined in the Code, Guarantor shall immediately notify Lender in writing signed by Guarantor of the brief details thereof and grant to Lender in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to Lender.

(c) Duration of Security Interest. Lender’s security interest in the Collateral shall continue until the payment in full and the satisfaction of all Guaranteed Obligations and termination of Lender’s commitment to fund the Loan, whereupon such security interest shall terminate. Lender shall, at Guarantor’s sole cost and expense, execute such further documents and take such further actions as may be reasonably necessary to make effective the release contemplated by this Section 8(c), including duly executing and delivering termination statements for filing in all relevant jurisdictions under the Code.

(d) Lien Subordination. Lender agrees that the Liens granted to it hereunder shall be subordinate to the Liens to secure the Indebtedness permitted under clause (e) of the definition of Permitted Indebtedness (as such term is defined in the Guarantor Loan Agreement). Lender agrees that the Liens granted to it hereunder in Third Party Equipment (as hereinafter defined) shall be subordinate to the Liens of existing and future lenders providing equipment financing and equipment lessors for equipment and other personal property now existing acquired by Guarantor after the date hereof (“Third Party Equipment”); provided that such Liens are confined solely to the equipment so financed and the proceeds thereof and are Permitted Liens. Notwithstanding the foregoing, the Guaranteed Obligations hereunder shall not be subordinate in right of payment to any obligations to other lenders, equipment lenders or equipment lessors and Lender’s rights and remedies hereunder shall not in any way be subordinate to the rights and remedies of any such lenders or equipment lessors. So long as no Event of Default has occurred, Lender agrees to execute and deliver such

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agreements and documents as may be reasonably requested by Guarantor from time to time which set forth the lien subordination described in this Section 8(d) and are reasonably acceptable to Lender. Lender shall have no obligation to execute any agreement or document which would impose obligations, restrictions or lien priority on Lender which are less favorable to Lender than those described in this Section 8(d).

9. Miscellaneous.

(a) Notices. Except as otherwise provided herein, all notices, requests, demands, consents, instructions or other communications to or upon Guarantor or Lender under this Guaranty shall be in writing and fixed, mailed or delivered, if to Guarantor or Lender, as set forth in the Loan Agreement, with Guarantor’s notices being delivered in the same manner and place as the Borrower. All such notices and communications shall be effective as set forth in the Loan Agreement.

(b) Payments. Guarantor shall make all payments required hereunder to Lender, or its order, as set forth in Section 2 of the Loan Agreement, or at such other office or by wire transfer as Lender may designate, on demand, in U.S. dollars. If any amounts required to be paid by Guarantor under this Guaranty are not paid when due, Guarantor shall pay interest on the aggregate, outstanding balance of such amounts from the date due until those amounts are paid in full at a per annum rate equal to the Default Rate.

(c) Expenses. Guarantor shall pay on demand (i) all reasonable fees and expenses, including reasonable attorneys’ fees and expenses, incurred by Lender in connection with the preparation, execution and delivery of, and the exercise of its duties under, this Guaranty and the preparation, execution and delivery of amendments and waivers hereunder and (ii) all reasonable fees and expenses, including reasonable attorneys’ fees and expenses, incurred by Lender in connection with the enforcement or attempted enforcement of this Guaranty or any of the Guaranteed Obligations or in preserving any of Lender’s rights and remedies (including, without limitation, all such fees and expenses incurred in connection with any “workout” or restructuring affecting the Loan Documents or the Guaranteed Obligations or any bankruptcy or similar proceeding involving Guarantor or Borrower).

(d) Waivers, Amendments. This Guaranty may not be amended or modified, nor may any of its terms be waived, except by written instruments signed by Guarantor and Lender to the extent amendments are permitted pursuant to the Loan Agreement. Each waiver or consent under any provision hereof shall be effective only in the specific instances for the purpose for which given. No failure or delay on Lender’s part in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right.

(e) Assignment. This Guaranty shall be binding upon and inure to the benefit of Lender and its successors and assigns.

(f) Cumulative Rights, etc. The rights, powers and remedies of Lender under this Guaranty shall be in addition to all rights, powers and remedies given to Lender by virtue of any applicable law, rule or regulation of any governmental authority, the Loan Agreement, any other Loan Document or any other agreement, all of which rights, powers, and remedies shall be cumulative and may be exercised successively or concurrently without impairing Lender’s rights hereunder. Guarantor waives any right to require Lender to proceed against any Person or to exhaust any Collateral or to pursue any remedy in Lender’s power.

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(g) Payments Free of Taxes, Etc. All payments made by Guarantor under this Guaranty shall be made by Guarantor free and clear of and without deduction for any and all present and future taxes, levies, charges, deductions and withholdings except for taxes based on Lender’s net income. In addition, Guarantor shall pay upon demand any stamp or other taxes, levies or charges of any jurisdiction with respect to the execution, delivery, registration, performance and enforcement of this Guaranty. If any taxes, levies, charges or other amounts are required to be withheld from any amounts payable to Lender, hereunder, the amounts so payable to Lender shall be increased to the extent necessary to yield to Lender (after payment of all such amounts) any such amounts payable hereunder in the amounts, specified in this Guaranty. Upon request by Lender, Guarantor shall furnish evidence satisfactory to Lender that all requisite authorizations and approvals by, and notices to and filings with, governmental authorities and regulatory bodies have been obtained and made and that all requisite taxes, levies and charges have been paid.

(h) Partial Invalidity. If at any time any provision of this Guaranty is or becomes illegal, invalid or unenforceable in any respect under the law or any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Guaranty nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

(i) CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CONNECTICUT, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. EACH OF GUARANTOR AND LENDER HEREBY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN THE STATE OF CONNECTICUT. GUARANTOR AND LENDER HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS.

[Signature Page Follows]

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IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be executed as of the day and year first above written.

ENTROPIC COMMUNICATIONS, INC.

By:	/s/ Kurt Noyes
Name:	Kurt Noyes
Title:	VP, Finance & Admin Entropic Communications, Inc.

[Signature Page to Entropic Guaranty of RF Magic Debt-HTF]

GUARANTY AND SECURITY AGREEMENT

(Horizon - Entropic Loan)

THIS GUARANTY AND SECURITY AGREEMENT (this “Guaranty”), dated as of June 30, 2007 is executed by RF MAGIC, INC., a Delaware corporation (“Guarantor”), in favor of HORIZON TECHNOLOGY FUNDING COMPANY LLC, a Delaware limited liability corporation (“Lender”).

RECITALS

A. Pursuant to a certain Venture Loan and Security Agreement dated April 5, 2007 (as modified, amended or restated from time to time, the “Loan Agreement”), among ENTROPIC COMMUNICATIONS, INC., a Delaware corporation (“Borrower”), Silicon Valley Bank and Lender, Silicon Valley Bank and Lender have agreed to make a venture loan in an aggregate original principal amount of up to Eight Million Dollars ($8,000,000) (the “Loan”) to Borrower upon the terms and subject to the conditions set forth therein.

B. On the date hereof, Guarantor is consummating a merger (the “Merger”) with Borrower pursuant to an Agreement and Plan of Merger and Reorganization dated as of April 9, 2007 (as amended, the “Merger Plan”), by and among Borrower, Guarantor and, Raptor Acquisition Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Guarantor (the “Merger Sub”). Pursuant to the Merger Plan, the Merger Sub is merging with, and into, Guarantor, and Guarantor shall survive as a wholly-owned subsidiary of Borrower.

C. Lender has agreed to consent to the closing of the Merger subject, among other conditions, to receipt by Lender of this Guaranty duly executed by the Guarantor.

AGREEMENT

NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Guarantor hereby agrees as follows:

1. Definitions and Interpretation.

(a) Definitions. When used in this Guaranty, the following terms shall have the following respective meanings:

“Borrower” shall have the meaning given to that term in Recital A hereof.

“Code” means the Uniform Commercial Code adopted and in effect in the State of Connecticut.

“Collateral” shall have the meaning set forth in Section 8(a).

“Guaranteed Obligations” shall mean the Obligations (as defined in the Loan Agreement).

“Guarantor” shall have the meaning given to that term in the introductory paragraph hereof.

“Guarantor Loan Agreement” means that certain Venture Loan and Security agreement by and among Guarantor and Lender dated October 6, 2006, as such agreement has been or will be amended or otherwise modified from time to time.

“Insolvency Proceeding” shall mean any case or proceeding under the United States Bankruptcy Code or any other similar law, rule or regulation of the United States or any other jurisdiction or any other action or proceeding for the reorganization, liquidation, appointment of a receiver, rearrangement of debts, marshalling of assets or similar action relating to Borrower or Guarantor, their respective creditors or any substantial part of their respective assets, whether or not any such case, proceeding or action is voluntary or involuntary.

“Intellectual Property” means all of Guarantor’s right, title and interest in and to patents, patent rights (and applications and registrations therefor), trademarks and service marks (and applications and registrations therefor), inventions, copyrights, mask works (and applications and registrations therefor), trade names, trade styles, software and computer programs, source code, object code, trade secrets, methods, processes, know how, drawings, specifications, descriptions, and all memoranda, notes, and records with respect to any research and development, all whether now owned or subsequently acquired or developed by Guarantor and whether in tangible or intangible form or contained on magnetic media readable by machine together with all such magnetic media (but not including embedded computer programs and supporting information included within the definition of “goods” under the Code).

“Lender” shall have the meaning given to that term in the introductory paragraph hereof.

“Loan Agreement” shall have the meaning given to that term in Recital A hereof.

“Permitted Indebtedness” shall have the meaning given to that term in the Guarantor Loan Agreement.

“Permitted Investments” shall have the meaning given to that term in the Guarantor Loan Agreement.

“Permitted Liens” shall have the meaning given to that term in the Guarantor Loan Agreement. In addition, “Permitted Liens” means the Liens created pursuant to this Guaranty and the Liens created pursuant to the Guaranty (SVB-Entropic Loan) dated as of June 30, 2007 by Guarantor in favor of Silicon Valley Bank.

“Subordinated Obligations” shall have the meaning given to that term in Section 7 hereof.

Unless otherwise defined herein, all other capitalized terms used herein and defined in the Guarantor Loan Agreement or the Loan Agreement shall have the respective meanings given to those terms in the Guarantor Loan Agreement or the Loan Agreement.

(b) Other Interpretive Provisions. All references in this Guaranty to any Person shall be deemed to include all permitted successors and assigns of such Person. The rules of construction set forth in the Loan Agreement shall, to the extent not inconsistent with the terms of this Guaranty, apply to this Guaranty and are hereby incorporated by reference. Guarantor acknowledges receipt of copies of the Loan Agreement and the other Loan Documents.

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2. Guaranty.

(a) Payment Guaranty. Guarantor unconditionally guarantees and promises to pay and perform as and when due, whether at stated maturity, upon acceleration or otherwise, any and all of the Guaranteed Obligations. If any Insolvency Proceeding relating to Borrower is commenced, Guarantor further unconditionally guarantees and promises to pay and perform, upon the demand of Lender, any and all of the Guaranteed Obligations in accordance with the terms of the Loan Documents, whether or not such obligations are then due and payable by Borrower and whether or not such obligations are modified, reduced or discharged in such Insolvency Proceeding. This Guaranty is a guaranty of payment and not of collection.

(b) Continuing Guaranty. This Guaranty is an irrevocable continuing guaranty of the Guaranteed Obligations which shall continue in effect until all obligations of Lender to extend credit to Borrower have terminated and all of the Guaranteed Obligations have been fully, finally and indefensibly paid. If any payment on any Guaranteed Obligation is set aside, avoided or rescinded or otherwise recovered from Lender, such recovered payment shall constitute a Guaranteed Obligation hereunder and, if this Guaranty was previously released or terminated, it automatically shall be fully reinstated, as if such payment was never made.

(c) Independent Obligation. The liability of Guarantor hereunder is independent of the Guaranteed Obligations and a separate action or actions may be brought and prosecuted against Guarantor irrespective of whether action is brought against Borrower or any other guarantor of the Guaranteed Obligations or whether Borrower or any other guarantor of the Guaranteed Obligations is joined in any such action or actions.

(d) Fraudulent Transfer Limitation. If, in any action to enforce this Guaranty, any court of competent jurisdiction determines that enforcement against Guarantor for the full amount of the Guaranteed Obligations is not lawful under or would be subject to avoidance under Section 548 of the United States Bankruptcy Code or any applicable provision of any comparable law of any state or other jurisdiction, the liability of Guarantor under this Guaranty shall be limited to the maximum amount lawful and not subject to such avoidance.

(e) Termination. This Guaranty shall continue until the payment in full and the satisfaction of all Guaranteed Obligations and termination of Lender’s commitment to fund the Loan, whereupon this Guaranty shall terminate. Notwithstanding the foregoing, this Guaranty shall continue to be in full force and effect and applicable to any Guaranteed Obligations arising thereafter which arise because prior payments of Guaranteed Obligations are rescinded or otherwise required to be surrendered by Lender after receipt.

3. Representations and Warranties. Except as set forth in the Disclosure Schedule, Guarantor represents and warrants to Lender as follows:

(a) Organization and Qualification. Guarantor is a corporation duly organized and validly existing under the laws of the State of Delaware and qualified and licensed to do business in, and is in good standing in, any state in which the conduct of its business or its ownership of Property requires that it be so qualified or in which any material portion of the Collateral is located, except for such states as to which any failure to so qualify would not have a material adverse effect on Guarantor.

(b) Authority. Guarantor has all necessary power and authority to execute, deliver, and perform in accordance with the terms thereof, this Guaranty. Guarantor has all requisite power and authority to own and operate its Property and to carry on its businesses as now conducted.

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(c) Conflict with Other Instruments, etc. Neither the execution and delivery by Guarantor of this Guaranty nor the consummation by Guarantor of the transactions therein contemplated nor compliance by Guarantor with the terms, conditions and provisions thereof will conflict with or result in a breach of any of the terms, conditions or provisions of the certificate of incorporation, the by-laws, or any other organizational documents of Guarantor or any law or any regulation, order, writ, injunction or decree of any court or governmental instrumentality or any material agreement or instrument to which Guarantor is a party or by which it or any of its Property is bound or to which it or any of its Property is subject, or constitute a default by Guarantor thereunder or result in the creation or imposition of any Lien on any property of Guarantor, other than Permitted Liens.

(d) Authorization; Enforceability. The execution and delivery by Guarantor of this Guaranty, the granting by Guarantor of the security interest in the Collateral, and the consummation by Guarantor of the transactions herein contemplated have each been duly authorized by all necessary action on the part of Guarantor. No authorization, consent, approval, license or exemption of, and no registration, qualification, designation, declaration or filing with, or notice to, any Person is, was or will be necessary to (i) the valid execution and delivery by Guarantor of this Guaranty, (ii) the performance of Guarantor’s obligations hereunder, or (iii) the granting by Guarantor of the security interest in the Collateral, except for filings in connection with the perfection of the security interest in any of the Collateral for which authorizations, consents and approvals have been obtained. This Guaranty has been duly executed and delivered by Guarantor and constitutes a legal, valid and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws of general application relating to or affecting the enforcement of creditors’ rights or by general principles of equity.

(e) No Prior Encumbrances. Guarantor has good and marketable title to the Collateral, free and clear of Liens except for Permitted Liens. Guarantor has good title and ownership of, or is licensed under, all of Guarantor’s current Intellectual Property. Guarantor has not received any communications alleging that Guarantor has violated, or by conducting its business as proposed, would violate any proprietary rights of any other Person, which has not been satisfactorily resolved. Guarantor has no knowledge of any infringement or violation by it of the intellectual property rights of any third party and has no knowledge of any violation or infringement by a third party of any of its Intellectual Property. The Collateral and the Intellectual Property constitute substantially all of the assets and property of Guarantor.

(f) Name; Location of Chief Executive Office, Principal Place of Business and Collateral. Guarantor has not done business under any name other than that specified on the signature page hereof or the Disclosure Schedule. Guarantor’s jurisdiction of incorporation, chief executive office, principal place of business, and the place where Guarantor maintains its records concerning the Collateral are presently located in the state and at the address set forth herein or as set forth in the Disclosure Schedule. The Collateral is presently located at the address set forth herein or as set forth in the Disclosure Schedule.

(g) Litigation. There are no actions or proceedings pending by or against Guarantor before any court or administrative agency in which an adverse decision could reasonably be expected to have a material adverse effect on Guarantor or the aggregate value of the Collateral. Guarantor does not have knowledge of any such pending or threatened actions or proceedings.

(h) Financial Statements. All financial statements relating to Guarantor or any Affiliate that have been or may hereafter be delivered by Guarantor to Lender present fairly in all material respects Guarantor’s financial condition as of the date thereof and Guarantor’s results of operations for the period then ended.

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(i) Full Disclosure. No representation, warranty or other statement made by Guarantor in this Guaranty or in any certificate or written statement furnished to Lender by Guarantor contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained in such certificates or statements not misleading in light of the circumstances in which they were made. There is no fact known to Guarantor which materially adversely affects, or which could in the future be reasonably expected to materially adversely affect, its ability to perform its obligations under this Agreement.

4. Affirmative Covenants. Guarantor, until the full and complete payment of the Guaranteed Obligations, covenants and agrees that:

(a) Good Standing. Guarantor shall maintain its corporate existence and its good standing in the State of Delaware and maintain qualification in each jurisdiction in which the failure to so qualify could reasonably be expected to have a material adverse effect on the financial condition, operations or business of Guarantor. Guarantor shall maintain in force all licenses, approvals and agreements, the loss of which could reasonably be expected to have a material adverse effect on its financial condition, results of operations or business.

(b) Government Compliance. Guarantor shall comply with all statutes, laws, ordinances and government rules and regulations to which it is subject, noncompliance with which could reasonably be expected to materially adversely affect the financial condition, results of operations or business of Guarantor.

(c) Taxes. Guarantor shall make due and timely payment or deposit of all federal, state, and local taxes, assessments, or contributions required of it by law or imposed upon any Property belonging to it, and will execute and deliver to Lender, on demand, appropriate certificates attesting to the payment or deposit thereof; and Guarantor will make timely payment or deposit of all tax payments and withholding taxes required of it by applicable laws; provided that Guarantor need not make any payment if the amount or validity of such payment is contested in good faith by appropriate proceedings which suspend the collection thereof (provided that such proceedings do not involve any substantial danger of the sale, forfeiture or loss of any material item of Collateral or Collateral which in the aggregate is material to Guarantor and that Guarantor has adequately bonded such amounts or reserves sufficient to discharge such amounts have been provided on the books of Guarantor).

(d) Security Interest. Assuming the proper filing of one or more financing statement(s) identifying the Collateral with the proper state and/or local authorities, the security interests in the Collateral granted to Lender pursuant to this Agreement, to the extent that such security interest may be perfected by the filing of such financing statement(s) (i) constitute and will continue to constitute first priority security interests (except to the extent any Permitted Liens may have a superior priority to Lender’s Lien under this Guaranty) and (ii) are and will continue to be superior and prior to the rights of all other creditors of Guarantor (except to the extent of such Permitted Liens).

(e) Further Assurances. At any time and from time to time Guarantor shall execute and deliver such further instruments and take such further action as may reasonably be requested by Lender to make effective the purposes of this Agreement, including without limitation, the continued perfection and priority of Lender’s security interest in the Collateral.

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5. Negative Covenants. Guarantor, until the full and complete payment of the Guaranteed Obligations, covenants and agrees that Guarantor shall not:

(a) Chief Executive Office. Change its name, jurisdiction of incorporation, chief executive office, principal place of business or any of the items set forth in the Disclosure Schedule without ten (10) days prior written notice to Lender.

(b) Liens. Create, incur, assume or suffer to exist any Lien of any kind upon any of Guarantor’s Property, whether now owned or hereafter acquired, except Permitted Liens.

(c) Other Dispositions of Collateral. Convey, sell, lease or otherwise dispose of all or any part of the Collateral to any Person (collectively, a “Transfer”), except for: (i) Transfers of inventory in the ordinary course of business; (ii) Transfers of worn-out or obsolete equipment; or (iii) Transfers permitted under subclause (f) of the definition of Permitted Liens (as defined in the Guarantor Loan Agreement) with respect to Collateral, (iv) Transfers otherwise permitted under Section 7 of the Guarantor Loan Agreement; (v) Transfers of non-exclusive (or exclusive solely with respect to scope or geographic area) licenses of property in the ordinary course of business; and (vi) Transfers of exclusive licenses of property with respect to scope or geographic area (A) to customers in connection with Guarantor’s customization of software or other products for such customers, or (B) in connection with “end-of-life” source code where such source code is no longer integral to Guarantor’s business.

(d) Distributions. (i) Pay any dividends or make any distributions on its Equity Securities except for dividends payable in capital stock; (ii) purchase, redeem, retire, defease or otherwise acquire for value any of its Equity Securities (other than repurchases pursuant to the terms of employee stock purchase plans, employee restricted stock agreements or similar arrangements in an aggregate amount not to exceed Three Hundred Fifty Thousand Dollars ($350,000) or by cancellation of Indebtedness); (iii) except as permitted pursuant to clause (ii), return any capital to any holder of its Equity Securities as such; (iv) except for distributions in capital stock, make any distribution of assets, Equity Securities, obligations or securities to any holder of its Equity Securities as such; or (v) set apart any sum for any such purpose; provided, however, Guarantor may pay dividends payable solely in capital stock.

(e) Mergers or Acquisitions. Merge or consolidate with or into any other Person or acquire all or substantially all of the capital stock or assets of another Person, without Lender’s prior written consent; provided that, if any acquisition of all or substantially all of the capital stock or assets of another Person does not materially adversely affect the business or financial performance of Guarantor, such consent shall not be unreasonably withheld by Lender.

(f) Change in Ownership. Engage in or permit any of its Subsidiaries to engage in any business other than the businesses currently engaged in by Guarantor or reasonably related thereto or have a material change in its ownership of greater than fifty percent (50%) (other than by the sale by Guarantor of Guarantor’s Equity Securities in a public offering or to venture capital or other institutional or strategic investors so long as Guarantor identifies to Lender the investors prior to the closing of the investment).

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(g) Transactions With Affiliates. Except as permitted pursuant to this Section 5, enter into any contractual obligation with any Affiliate or engage in any other transaction with any Affiliate except upon terms at least as favorable to Guarantor as an arms-length transaction with Persons who are not Affiliates of Guarantor.

(h) Indebtedness Payments. (i) Except for the conversion of Indebtedness to Equity Securities and the payment of cash in lieu of issuing fractional shares upon conversion thereof, prepay, redeem, purchase, defease or otherwise satisfy in any manner prior to the scheduled repayment thereof any Indebtedness for borrowed money (other than amounts due or permitted to be prepaid under this Agreement or under any revolving credit agreement constituting Permitted Indebtedness under clause (e) of the definition of Permitted Indebtedness (as defined in the Guarantor Loan Agreement)) or lease obligations, (ii) except as otherwise permitted pursuant to Section 7.9(i) of the Guarantor Loan Agreement, amend, modify or otherwise change the terms of any Indebtedness for borrowed money or lease obligations so as to accelerate the scheduled repayment thereof or (iii) repay any notes to officers, directors or stockholders.

(i) Indebtedness. Create, incur, assume or permit to exist any Indebtedness except Permitted Indebtedness.

(j) Investments. Make any Investment except for Permitted Investments.

(k) Compliance. Become an “investment company” or a company controlled by an “investment company” under the Investment Company Act of 1940 or undertake as one of its important activities extending credit to purchase or carry margin stock, or use the proceeds of any Loan for that purpose; fail to meet the minimum funding requirements of the Employment Retirement Income Security Act of 1974, and its regulations, as amended from time to time (“ERISA”), permit a Reportable Event or Prohibited Transaction, as defined in ERISA, to occur; fail to comply with the Federal Fair Labor Standards Act or violate any other law or regulation, if the violation could reasonably be expected to have a material adverse effect on Guarantor’s business or operations or could reasonably be expected to cause a material adverse change, or permit any of its Subsidiaries to do so.

6. Authorizations, Waivers, Etc.

(a) Authorizations. Guarantor authorizes Lender, in its discretion, without notice to Guarantor, irrespective of any change in the financial condition of Borrower, Guarantor, or any other guarantor of the Guaranteed Obligations since the date hereof, and without affecting or impairing in any way the liability of such Guarantor hereunder, from time to time to:

(i) Create new Guaranteed Obligations and renew, compromise, extend, accelerate or otherwise change the time for payment or performance of, or otherwise amend or modify the Loan Documents or change the terms of the Guaranteed Obligations or any part thereof, including increase or decrease of the rate of interest thereon;

(ii) Take and hold security for the payment or performance of the Guaranteed Obligations and exchange, enforce, waive or release any such security; apply such security and direct the order or manner of sale thereof; and purchase such security at public or private sale;

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(iii) Otherwise exercise any right or remedy it may have against Borrower, Guarantor, or any other guarantor of the Guaranteed Obligations or any security, including, without limitation, the right to foreclose upon any such security by judicial or nonjudicial sale;

(iv) Settle, compromise with, release or substitute any one or more makers, endorsers or guarantors of the Guaranteed Obligations; and

(v) Assign the Guaranteed Obligations, this Guaranty or the other Loan Documents in whole or in part to the extent provided in the Loan Agreement.

(b) Waivers. Guarantor hereby waives:

(i) Any right to require Lender to (A) proceed against Borrower or any other guarantor of the Guaranteed Obligations, (B) proceed against or exhaust any security received from Borrower, Guarantor, or any other guarantor of the Guaranteed Obligations or otherwise marshal the assets of Borrower, Guarantor, or any other guarantor of the Guaranteed Obligations or (C) pursue any other remedy in Lender’s power whatsoever;

(ii) Any defense arising by reason of the application by Borrower of the proceeds of any borrowing;

(iii) Any defense resulting from the absence, impairment or loss of any right of reimbursement, subrogation, contribution or other right or remedy of Guarantor against Borrower, any other guarantor of the Guaranteed Obligations or any security, whether resulting from an election by Lender to foreclose upon security by nonjudicial sale, or otherwise;

(iv) Any setoff or counterclaim of Borrower or any defense which results from any disability or other defense of Borrower or the cessation or stay of enforcement from any cause whatsoever of the liability of Borrower (including, without limitation, the lack of validity or enforceability of any of the Loan Documents);

(v) Any defense based upon any law, rule or regulation which provides that the obligation of a surety must not be greater or more burdensome than the obligation of the principal;

(vi) Until all obligations of Lender to extend credit to Borrower have terminated and all of the Guaranteed Obligations have been fully, finally and indefensibly paid, any right of subrogation, reimbursement, indemnification or contribution and other similar right to enforce any remedy which Lender or any other Person now has or may hereafter have against Borrower on account of the Guaranteed Obligations, and any benefit of, and any right to participate in, any security now or hereafter received by Lender or any other Person on account of the Guaranteed Obligations;

(vii) All presentments, demands for performance, notices of nonperformance, notices delivered under the Loan Documents, protests, notice of dishonor, and notices of acceptance of this Guaranty and of the existence, creation or incurring of new or additional Guaranteed Obligations and notices of any public or private foreclosure sale;

(viii) The benefit of any statute of limitations to the extent permitted by law;

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(ix) Any appraisement, valuation, stay, extension, moratorium redemption or similar law or similar rights for marshalling;

(x) Any right to be informed by Lender of the financial condition of Borrower or any other circumstances bearing upon the risk of nonpayment or nonperformance of the Guaranteed Obligations;

(xi) Until all obligations of Lender to extend credit to Borrower have terminated and all of the Guaranteed Obligations have been fully, finally and indefensibly paid, any right to revoke this Guaranty;

(xii) Any defense arising from an election for the application of Section 1111(b)(2) of the United States Bankruptcy Code which applies to the Guaranteed Obligations;

(xiii) Any defense based upon any borrowing or grant of a security interest under Section 364 of the United States Bankruptcy Code; and

(xiv) Any right it may have to a fair value hearing to determine the size of a deficiency judgment following any foreclosure on any security for the Guaranteed Obligations.

(c) Financial Condition of Borrower, Etc. Guarantor is fully aware of the financial condition and affairs of Borrower. Guarantor has executed this Guaranty without reliance upon any representation, warranty, statement or information concerning Borrower furnished to Guarantor by Lender and has, independently and without reliance on Lender and based on such documents and information as it has deemed appropriate, made its own appraisal of the financial condition and affairs of Borrower and of other circumstances affecting the risk of nonpayment or nonperformance of the Guaranteed Obligations. Guarantor is in a position to obtain, and assumes full responsibility for obtaining, any additional information about the financial condition and affairs of Borrower and of other circumstances affecting the risk of nonpayment or nonperformance of the Guaranteed Obligations and will, independently and without reliance upon Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own appraisals and decisions in taking or not taking action in connection with this Guaranty.

7. Subordination. Guarantor hereby subordinates any and all debts, liabilities and obligations owed to Guarantor by Borrower or any Subsidiary of Borrower (the “Subordinated Obligations”) to the Guaranteed Obligations as provided in this Section 7.

(a) Prohibited Payments, Etc. After the occurrence and during the continuance of any Default or Event of Default or any default by Guarantor hereunder (including the commencement and continuation of any Insolvency Proceeding relating to Borrower, however, unless Lender otherwise requests, Guarantor shall not, nor shall it permit any of its Subsidiaries to, demand, accept or take any action to collect any payment on account of the Subordinated Obligations.

(b) Prior Payment of Guaranteed Obligation. In any Insolvency Proceeding relating to Borrower, Guarantor agrees that Lender shall be entitled to receive payment of all Guaranteed Obligations before Guarantor or any of its Subsidiaries receives payment of any Subordinated Obligations.

(c) Turn-Over. After the occurrence and during the continuance of any Default or Event of Default (including the commencement and continuation of any Insolvency Proceeding relating to Borrower), Guarantor and its Subsidiaries shall, if Lender so requests, collect, enforce and receive payments on account

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of the Subordinated Obligations as trustee for Lender and deliver such payments to Lender on account of the Guaranteed Obligations, together with any necessary endorsements or other instruments of transfer, but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty.

(d) Lender Authorization. After the occurrence and during the continuance of any Default or Event of Default or any default by Guarantor hereunder (including the commencement and continuation of any Insolvency Proceeding relating to Borrower), Lender is authorized and empowered (but without any obligation to so do), in its discretion, (i) in the name of Guarantor, to collect and enforce, and to submit claims in respect of, Subordinated Obligations and to apply any amounts received thereon to the Guaranteed Obligations, and (ii) to require Guarantor (A) to collect and enforce, and to submit claims in respect of, Subordinated Obligations and (B) to pay any amounts received on such obligations to Lender for application to the Guaranteed Obligations.

8. Creation of Security Interest.

(a) Grant of Security Interest. Guarantor grants to Lender a valid, first priority, continuing security interest in all presently existing and hereafter acquired or arising Collateral in order to secure prompt, full and complete payment and performance of any and all Guaranteed Obligations (other than any warrants issued pursuant to the Loan Agreement). The “Collateral” shall mean and include all right, title, interest, claims and demands of Guarantor in and to all personal property of Guarantor, including without limitation, all of the following:

(i) All goods (and embedded computer programs and supporting information included within the definition of “goods” under the Code) and equipment now owned or hereafter acquired, including, without limitation, all laboratory equipment, computer equipment, office equipment, machinery, vehicles (including motor vehicles and trailers), and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing, wherever located;

(ii) All inventory now owned or hereafter acquired, including, without limitation, all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products including such inventory as is temporarily out of Guarantor’s custody or possession or in transit and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing and any documents of title representing any of the above, and Guarantor’s books relating to any of the foregoing;

(iii) All contract rights and general intangibles (including Intellectual Property), now owned or hereafter acquired, including, without limitation, goodwill, license agreements, franchise agreements, blueprints, drawings, purchase orders, customer lists, route lists, infringements, claims, software, computer programs, computer disks, computer tapes, literature, reports, catalogs, design rights, income tax refunds, payment intangibles, commercial tort claims, payments of insurance and rights to payment of any kind;

(iv) All now existing and hereafter arising accounts, contract rights, royalties, license rights, license fees and all other forms of obligations owing to Guarantor arising out of the sale or lease of goods, the licensing of technology or the rendering of services by Guarantor (subject, in each case, to the contractual rights of third parties to require funds received by Guarantor to be expended in a particular

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manner), whether or not earned by performance, and any and all credit insurance, guaranties, and other security therefor, as well as all merchandise returned to or reclaimed by Guarantor and Guarantor’s books relating to any of the foregoing;

(v) All documents, cash, deposit accounts (other than payroll accounts), letters of credit (whether or not the letter of credit is evidenced by a writing), certificates of deposit, instruments, promissory notes, chattel paper (whether tangible or electronic) and investment property, including, without limitation, all securities, whether certificated or uncertificated, security entitlements, securities accounts, commodity contracts and commodity accounts, and all financial assets held in any securities account or otherwise, wherever located, now owned or hereafter acquired and Guarantor’s books relating to the foregoing; and

Any and all claims, rights and interests in any of the above and all substitutions for, additions and accessions to and proceeds thereof, including, without limitation, insurance, condemnation, requisition or similar payments and proceeds of the sale or licensing of Intellectual Property.

Notwithstanding the foregoing, the Collateral shall not include any Intellectual Property; provided, however, that the Collateral shall include all accounts receivables, accounts, and general intangibles that consist of rights to payment and proceeds from the sale, licensing or disposition of all or any part, or rights in, the foregoing (the “Rights to Payment”). Notwithstanding the foregoing, if a judicial authority (including a U.S. Bankruptcy Court) holds that a security interest in the underlying Intellectual Property is necessary to have a security interest in the Rights to Payment, then the Collateral shall automatically, and effective as of the date hereof, include the Intellectual Property to the extent necessary to permit perfection of Lender’s security interest in the Rights to Payment.

(b) After-Acquired Property. If Guarantor shall at any time acquire a commercial tort claim, as defined in the Code, Guarantor shall immediately notify Lender in writing signed by Guarantor of the brief details thereof and grant to Lender in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to Lender.

(c) Duration of Security Interest. Lender’s security interest in the Collateral shall continue until the payment in full and the satisfaction of all Guaranteed Obligations and termination of Lender’s commitment to fund the Loan, whereupon such security interest shall terminate. Lender shall, at Guarantor’s sole cost and expense, execute such further documents and take such further actions as may be reasonably necessary to make effective the release contemplated by this Section 8(c), including duly executing and delivering termination statements for filing in all relevant jurisdictions under the Code.

(d) Lien Subordination. Lender agrees that the Liens granted to it hereunder shall be subordinate to the Liens to secure the Indebtedness permitted under clause (e) of the definition of Permitted Indebtedness (as such term is defined in the Guarantor Loan Agreement). Lender agrees that the Liens granted to it hereunder in Third Party Equipment (as hereinafter defined) shall be subordinate to the Liens of existing and future lenders providing equipment financing and equipment lessors for equipment and other personal property now existing acquired by Guarantor after the date hereof (“Third Party Equipment”); provided that such Liens are confined solely to the equipment so financed and the proceeds thereof and are Permitted Liens. Notwithstanding the foregoing, the Guaranteed Obligations hereunder shall not be subordinate in right of payment to any obligations to other lenders, equipment lenders or equipment lessors and Lender’s rights and remedies hereunder shall not in any way be subordinate to the rights and remedies of any such lenders or

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equipment lessors. So long as no Event of Default has occurred, Lender agrees to execute and deliver such agreements and documents as may be reasonably requested by Guarantor from time to time which set forth the lien subordination described in this Section 8(d) and are reasonably acceptable to Lender. Lender shall have no obligation to execute any agreement or document which would impose obligations, restrictions or lien priority on Lender which are less favorable to Lender than those described in this Section 8(d).

9. Miscellaneous.

(a) Notices. Except as otherwise provided herein, all notices, requests, demands, consents, instructions or other communications to or upon Guarantor or Lender under this Guaranty shall be in writing and fixed, mailed or delivered, if to Guarantor or Lender, as set forth in the Loan Agreement, with Guarantor’s notices being delivered in the same manner and place as the Borrower. All such notices and communications shall be effective as set forth in the Loan Agreement.

(b) Payments. Guarantor shall make all payments required hereunder to Lender, or its order, as set forth in Section 2 of the Loan Agreement, or at such other office or by wire transfer as Lender may designate, on demand, in U.S. dollars. If any amounts required to be paid by Guarantor under this Guaranty are not paid when due, Guarantor shall pay interest on the aggregate, outstanding balance of such amounts from the date due until those amounts are paid in full at a per annum rate equal to the Default Rate.

(c) Expenses. Guarantor shall pay on demand (i) all reasonable fees and expenses, including reasonable attorneys’ fees and expenses, incurred by Lender in connection with the preparation, execution and delivery of, and the exercise of its duties under, this Guaranty and the preparation, execution and delivery of amendments and waivers hereunder and (ii) all reasonable fees and expenses, including reasonable attorneys’ fees and expenses, incurred by Lender in connection with the enforcement or attempted enforcement of this Guaranty or any of the Guaranteed Obligations or in preserving any of Lender’s rights and remedies (including, without limitation, all such fees and expenses incurred in connection with any “workout” or restructuring affecting the Loan Documents or the Guaranteed Obligations or any bankruptcy or similar proceeding involving Guarantor or Borrower).

(d) Waivers, Amendments. This Guaranty may not be amended or modified, nor may any of its terms be waived, except by written instruments signed by Guarantor and Lender to the extent amendments are permitted pursuant to the Loan Agreement. Each waiver or consent under any provision hereof shall be effective only in the specific instances for the purpose for which given. No failure or delay on Lender’s part in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right.

(e) Assignment. This Guaranty shall be binding upon and inure to the benefit of Lender and its successors and assigns.

(f) Cumulative Rights, etc. The rights, powers and remedies of Lender under this Guaranty shall be in addition to all rights, powers and remedies given to Lender by virtue of any applicable law, rule or regulation of any governmental authority, the Loan Agreement, any other Loan Document or any other agreement, all of which rights, powers, and remedies shall be cumulative and may be exercised successively or concurrently without impairing Lender’s rights hereunder. Guarantor waives any right to require Lender to proceed against any Person or to exhaust any Collateral or to pursue any remedy in Lender’s power.

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(g) Payments Free of Taxes, Etc. All payments made by Guarantor under this Guaranty shall be made by Guarantor free and clear of and without deduction for any and all present and future taxes, levies, charges, deductions and withholdings except for taxes based on Lender’s net income. In addition, Guarantor shall pay upon demand any stamp or other taxes, levies or charges of any jurisdiction with respect to the execution, delivery, registration, performance and enforcement of this Guaranty. If any taxes, levies, charges or other amounts are required to be withheld from any amounts payable to Lender, hereunder, the amounts so payable to Lender shall be increased to the extent necessary to yield to Lender (after payment of all such amounts) any such amounts payable hereunder in the amounts, specified in this Guaranty. Upon request by Lender, Guarantor shall furnish evidence satisfactory to Lender that all requisite authorizations and approvals by, and notices to and filings with, governmental authorities and regulatory bodies have been obtained and made and that all requisite taxes, levies and charges have been paid.

(h) Partial Invalidity. If at any time any provision of this Guaranty is or becomes illegal, invalid or unenforceable in any respect under the law or any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Guaranty nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

(i) CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CONNECTICUT, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. EACH OF GUARANTOR AND LENDER HEREBY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN THE STATE OF CONNECTICUT. GUARANTOR AND LENDER HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS.

[Signature Page Follows]

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IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be executed as of the day and year first above written.

RF MAGIC, INC.

By:	/s/ David Lyle
Name:	DAVID LYLE
Title:	CFO

[Signature Page to RF Magic Guaranty of Entropic Debt-HTF]

GUARANTY AND SECURITY AGREEMENT

(SVB - Entropic Loan)

THIS GUARANTY AND SECURITY AGREEMENT (this “Guaranty”), dated as of June 30, 2007 is executed by RF MAGIC, INC., a Delaware corporation (“Guarantor”), in favor of SILICON VALLEY BANK, a California bank (“Lender”).

RECITALS

A. Pursuant to a certain Venture Loan and Security Agreement dated April 5, 2007 (as modified, amended or restated from time to time, the “Venture Loan Agreement”), by and among ENTROPIC COMMUNICATIONS, INC., a Delaware corporation (“Borrower”), Horizon Technology Funding Company LLC and Lender, Horizon Technology Funding Company LLC and Lender have agreed to make a venture loan in an aggregate original principal amount of up to Eight Million Dollars ($8,000,000) (the “Venture Loan”) to Borrower upon the terms and subject to the conditions set forth therein. Pursuant to that certain Loan and Security Agreement by and between Borrower and Lender dated April 11, 2007 (as modified, amended or restated from time to time, the “Revolving Loan Agreement”, and together with the Venture Loan Agreement, the “Loan Agreements”), Lender has agreed to make a revolving loan in the maximum principal amount of up to Ten Million Dollars ($10,000,000) (the “Revolving Loan”, and together with the Venture Loan, collectively, the “Loan”) to Borrower upon the terms and subject to the conditions set forth therein.

B. On the date hereof, Guarantor is consummating a merger (the “Merger”) with Borrower pursuant to an Agreement and Plan of Merger and Reorganization dated as of April 9, 2007 (as amended, the “Merger Plan”), by and among Borrower, Guarantor and, Raptor Acquisition Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Guarantor (the “Merger Sub”). Pursuant to the Merger Plan, the Merger Sub is merging with, and into, Borrower, and Borrower shall survive as a wholly-owned subsidiary of Guarantor.

C. Lender has agreed to consent to the closing of the Merger subject, among other conditions, to receipt by Lender of this Guaranty duly executed by the Guarantor.

AGREEMENT

NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Guarantor hereby agrees as follows:

1. Definitions and Interpretation.

(a) Definitions. When used in this Guaranty, the following terms shall have the following respective meanings:

“Borrower” shall have the meaning given to that term in Recital A hereof.

“Code” means the Uniform Commercial Code adopted and in effect in the State of California.

“Collateral” shall have the meaning set forth in Section 8(a).

“Guaranteed Obligations” shall mean the Obligations (as defined in the Loan Agreements).

“Guarantor” shall have the meaning given to that term in the introductory paragraph hereof.

“Guarantor Loan Agreement” means that certain Loan and Security Agreement and Amendment to Existing Loan Agreement by and between Lender and Guarantor dated July 28, 2005, as such agreement has been or will be amended or otherwise modified from time to time.

“Insolvency Proceeding” shall mean any case or proceeding under the United States Bankruptcy Code or any other similar law, rule or regulation of the United States or any other jurisdiction or any other action or proceeding for the reorganization, liquidation, appointment of a receiver, rearrangement of debts, marshalling of assets or similar action relating to Borrower or Guarantor, their respective creditors or any substantial part of their respective assets, whether or not any such case, proceeding or action is voluntary or involuntary.

“Intellectual Property” means all of Guarantor’s right, title and interest in and to patents, patent rights (and applications and registrations therefor), trademarks and service marks (and applications and registrations therefor), inventions, copyrights, mask works (and applications and registrations therefor), trade names, trade styles, software and computer programs, source code, object code, trade secrets, methods, processes, know how, drawings, specifications, descriptions, and all memoranda, notes, and records with respect to any research and development, all whether now owned or subsequently acquired or developed by Guarantor and whether in tangible or intangible form or contained on magnetic media readable by machine together with all such magnetic media (but not including embedded computer programs and supporting information included within the definition of “goods” under the Code).

“Lender” shall have the meaning given to that term in the introductory paragraph hereof.

“Loan Agreements” shall have the meaning given to that term in Recital A hereof.

“Permitted Indebtedness” shall have the meaning given to that term in the Guarantor Loan Agreement.

“Permitted Investments” shall have the meaning given to that term in the Guarantor Loan Agreement.

“Permitted Liens” shall have the meaning given to that term in the Guarantor Loan Agreement. In addition, “Permitted Liens” means the Liens created pursuant to this Guaranty and the Liens created pursuant to the Guaranty (Horizon-Entropic Loan) dated as of June 30, 2007 by Guarantor in favor of Horizon Technology Funding Company LLC.

“Subordinated Obligations” shall have the meaning given to that term in Section 7 hereof.

Unless otherwise defined herein, all other capitalized terms used herein and defined in the Guarantor Loan Agreement or the Loan Agreements shall have the respective meanings given to those terms in the Guarantor Loan Agreement or the Loan Agreements.

(b) Other Interpretive Provisions. All references in this Guaranty to any Person shall be deemed to include all permitted successors and assigns of such Person. The rules of construction set forth in the Loan Agreements shall, to the extent not inconsistent with the terms of this Guaranty, apply to this Guaranty and are hereby incorporated by reference. Guarantor acknowledges receipt of copies of the Loan Agreements and the other Loan Documents.

2. Guaranty.

(a) Payment Guaranty. Guarantor unconditionally guarantees and promises to pay and perform as and when due, whether at stated maturity, upon acceleration or otherwise, any and all of the Guaranteed Obligations. If any Insolvency Proceeding relating to Borrower is commenced, Guarantor further unconditionally guarantees and promises to pay and perform, upon the demand of Lender, any and all of the Guaranteed Obligations in accordance with the terms of the Loan Documents, whether or not such obligations are then due and payable by Borrower and whether or not such obligations are modified, reduced or discharged in such Insolvency Proceeding. This Guaranty is a guaranty of payment and not of collection.

(b) Continuing Guaranty. This Guaranty is an irrevocable continuing guaranty of the Guaranteed Obligations which shall continue in effect until all obligations of Lender to extend credit to Borrower have terminated and all of the Guaranteed Obligations have been fully, finally and indefensibly paid. If any payment on any Guaranteed Obligation is set aside, avoided or rescinded or otherwise recovered from Lender, such recovered payment shall constitute a Guaranteed Obligation hereunder and, if this Guaranty was previously released or terminated, it automatically shall be fully reinstated, as if such payment was never made.

(c) Independent Obligation. The liability of Guarantor hereunder is independent of the Guaranteed Obligations and a separate action or actions may be brought and prosecuted against Guarantor irrespective of whether action is brought against Borrower or any other guarantor of the Guaranteed Obligations or whether Borrower or any other guarantor of the Guaranteed Obligations is joined in any such action or actions.

(d) Fraudulent Transfer Limitation. If, in any action to enforce this Guaranty, any court of competent jurisdiction determines that enforcement against Guarantor for the full amount of the Guaranteed Obligations is not lawful under or would be subject to avoidance under Section 548 of the United States Bankruptcy Code or any applicable provision of any comparable law of any state or other jurisdiction, the liability of Guarantor under this Guaranty shall be limited to the maximum amount lawful and not subject to such avoidance.

(e) Termination. This Guaranty shall continue until the payment in full and the satisfaction of all Guaranteed Obligations and termination of Lender’s commitment to fund the Loan, whereupon this Guaranty shall terminate. Notwithstanding the foregoing, this Guaranty shall continue to be in full force and effect and applicable to any Guaranteed Obligations arising thereafter which arise because prior payments of Guaranteed Obligations are rescinded or otherwise required to be surrendered by Lender after receipt.

3. Representations and Warranties. Except as set forth in the Schedule, Guarantor represents and warrants to Lender as follows:

(a) Organization and Qualification. Guarantor is a corporation duly organized and validly existing under the laws of the State of Delaware and qualified and licensed to do business in, and is in good standing in, any state in which the conduct of its business or its ownership of property requires that it be so qualified or in which any material portion of the Collateral is located, except for such states as to which any failure to so qualify would not have a material adverse effect on Guarantor.

(b) Authority. Guarantor has all necessary power and authority to execute, deliver, and perform in accordance with the terms thereof, this Guaranty. Guarantor has all requisite power and authority to own and operate its property and to carry on its businesses as now conducted.

(c) Conflict with Other Instruments, etc. Neither the execution and delivery by Guarantor of this Guaranty nor the consummation by Guarantor of the transactions therein contemplated nor compliance by Guarantor with the terms, conditions and provisions thereof will conflict with or result in a breach of any of the terms, conditions or provisions of the certificate of incorporation, the by-laws, or any other organizational documents of Guarantor or any law or any regulation, order, writ, injunction or decree of any court or governmental instrumentality or any material agreement or instrument to which Guarantor is a party or by which it or any of its property is bound or to which it or any of its property is subject, or constitute a default by Guarantor thereunder or result in the creation or imposition of any Lien on any property of Guarantor, other than Permitted Liens.

(d) Authorization; Enforceability. The execution and delivery by Guarantor of this Guaranty, the granting by Guarantor of the security interest in the Collateral, and the consummation by Guarantor of the transactions herein contemplated have each been duly authorized by all necessary action on the part of Guarantor. No authorization, consent, approval, license or exemption of, and no registration, qualification, designation, declaration or filing with, or notice to, any Person is, was or will be necessary to (i) the valid execution and delivery by Guarantor of this Guaranty, (ii) the performance of Guarantor’s obligations hereunder, or (iii) the granting by Guarantor of the security interest in the Collateral, except for filings in connection with the perfection of the security interest in any of the Collateral for which authorizations, consents and approvals have been obtained. This Guaranty has been duly executed and delivered by Guarantor and constitutes a legal, valid and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws of general application relating to or affecting the enforcement of creditors’ rights or by general principles of equity.

(e) No Prior Encumbrances. Guarantor has good and marketable title to the Collateral, free and clear of Liens except for Permitted Liens. Guarantor has good title and ownership of, or is licensed under, all of Guarantor’s current Intellectual Property. Guarantor has not received any communications alleging that Guarantor has violated, or by conducting its business as proposed, would violate any proprietary rights of any other Person, which has not been satisfactorily resolved. Guarantor has no knowledge of any infringement or violation by it of the intellectual property rights of any third party and has no knowledge of any violation or infringement by a third party of any of its Intellectual Property. The Collateral and the Intellectual Property constitute substantially all of the assets and property of Guarantor.

(f) Name; Location of Chief Executive Office, Principal Place of Business and Collateral. Guarantor has not done business under any name other than that specified on the signature page hereof or the Schedule. Guarantor’s jurisdiction of incorporation, chief executive office, principal place of business, and the place where Guarantor maintains its records concerning the Collateral are presently located in the state and at the address set forth herein or as set forth in the Schedule. The Collateral is presently located at the address set forth herein or as set forth in the Schedule.

(g) Litigation. There are no actions or proceedings pending by or against Guarantor before any court or administrative agency in which an adverse decision could reasonably be expected to have a material adverse effect on Guarantor or the aggregate value of the Collateral. Guarantor does not have knowledge of any such pending or threatened actions or proceedings.

(h) Financial Statements. All financial statements relating to Guarantor or any Affiliate that have been or may hereafter be delivered by Guarantor to Lender present fairly in all material respects Guarantor’s financial condition as of the date thereof and Guarantor’s results of operations for the period then ended.

(i) Full Disclosure. No representation, warranty or other statement made by Guarantor in this Guaranty or in any certificate or written statement furnished to Lender by Guarantor contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained in such certificates or statements not misleading in light of the circumstances in which they were made. There is no fact known to Guarantor which materially adversely affects, or which could in the future be reasonably expected to materially adversely affect, its ability to perform its obligations under this Agreement.

4. Affirmative Covenants. Guarantor, until the full and complete payment of the Guaranteed Obligations, covenants and agrees that:

(a) Good Standing. Guarantor shall maintain its corporate existence and its good standing in the State of Delaware and maintain qualification in each jurisdiction in which the failure to so qualify could reasonably be expected to have a material adverse effect on the financial condition, operations or business of Guarantor. Guarantor shall maintain in force all licenses, approvals and agreements, the loss of which could reasonably be expected to have a material adverse effect on its financial condition, results of operations or business.

(b) Government Compliance. Guarantor shall comply with all statutes, laws, ordinances and government rules and regulations to which it is subject, noncompliance with which could reasonably be expected to materially adversely affect the financial condition, results of operations or business of Guarantor.

(c) Taxes. Guarantor shall make due and timely payment or deposit of all federal, state, and local taxes, assessments, or contributions required of it by law or imposed upon any property belonging to it, and will execute and deliver to Lender, on demand, appropriate certificates attesting to the payment or deposit thereof; and Guarantor will make timely payment or deposit of all tax payments and withholding taxes required of it by applicable laws; provided that Guarantor need not make any payment if the amount or validity of such payment is contested in good faith by appropriate proceedings which suspend the collection thereof (provided that such proceedings do not involve any substantial danger of the sale, forfeiture or loss of any material item of Collateral or Collateral which in the aggregate is material to Guarantor and that Guarantor has adequately bonded such amounts or reserves sufficient to discharge such amounts have been provided on the books of Guarantor).

(d) Security Interest. Assuming the proper filing of one or more financing statement(s) identifying the Collateral with the proper state and/or local authorities, the security interests in the Collateral granted to Lender pursuant to this Agreement, to the extent that such security interest may be perfected by the filing of such financing statement(s) (i) constitute and will continue to constitute first priority security interests (except to the extent any Permitted Liens may have a superior priority to Lender’s Lien under this Guaranty) and (ii) are and will continue to be superior and prior to the rights of all other creditors of Guarantor (except to the extent of such Permitted Liens).

(e) Further Assurances. At any time and from time to time Guarantor shall execute and deliver such further instruments and take such further action as may reasonably be requested by Lender to make effective the purposes of this Agreement, including without limitation, the continued perfection and priority of Lender’s security interest in the Collateral.

5. Negative Covenants. Guarantor, until the full and complete payment of the Guaranteed Obligations, covenants and agrees that Guarantor shall not:

(a) Chief Executive Office; New Offices or Business Locations. Relocate its chief executive office or add any new offices or business locations in which Guarantor maintains or stores over $25,000 in Guarantor’s assets or property, or change the location of any Equipment which, individually or in the aggregate, has a value of $50,000 or more, without at least 30 days prior written notice to Lender.

(b) Liens. Create, incur, assume or suffer to exist any Lien of any kind upon any of Guarantor’s property, whether now owned or hereafter acquired, except for Permitted Liens

(c) Other Dispositions of Collateral. Convey, sell, lease or otherwise dispose of all or any part of the Collateral to any Person (collectively, a “Transfer”), except as permitted pursuant to Section 7.1 of the Guarantor Loan Agreement.

(d) Distributions. Except as permitted pursuant to Section 7.6 of the Guarantor Loan Agreement, pay any dividends or make any distribution or payment or redeem, retire or purchase any capital stock.

(e) Mergers or Acquisitions. Except as permitted pursuant to Section 7.3 of the Guarantor Loan Agreement, merge or consolidate with or into any other Person or acquire all or substantially all of the capital stock or assets of another Person, without Lender’s prior written consent.

(f) Change in Ownership. Except as permitted pursuant to Section 7.2 of the Guarantor Loan Agreement, engage in or permit any of its Subsidiaries to engage in any business other than the businesses currently engaged in by Guarantor or reasonably related thereto or have a material change in its ownership greater than 25%.

(g) Transactions With Affiliates. Except as permitted pursuant to this Section 5 and Section 7.7 of the Guarantor Loan Agreement, directly or indirectly enter into or permit to exist any material transaction with any Affiliate of Guarantor.

(h) Subordinated Debt. Make or permit any payment on any Subordinated Debt, except under the terms of the Subordinated Debt, or amend any provision in any document relating to the Subordinated Debt without Lender’s prior written consent.

(i) Indebtedness. Create, incur, assume or be liable for any Indebtedness except Permitted Indebtedness.

(j) Investments. Except as permitted pursuant to Section 7.6 of the Guarantor Loan Agreement, make any Investment except for Permitted Investments.

(k) Compliance. Become an “investment company” or a company controlled by an “investment company” under the Investment Company Act of 1940 or undertake as one of its important activities extending credit to purchase or carry margin stock, or use the proceeds of any Credit Extension (as defined in the Guarantor Loan Agreement) for that purpose; fail to meet the minimum funding requirements of the Employment Retirement Income Security Act of 1974, and its regulations, as amended from time to time (“ERISA”), permit a Reportable Event or Prohibited Transaction, as defined in ERISA, to occur; fail to comply with the Federal Fair Labor Standards Act or violate any other law or regulation, if the violation could reasonably be expected to have a material adverse effect on Guarantor’s business or operations or would reasonably be expected to cause a Material Adverse Change (as defined in the Guarantor Loan Agreement), or permit any of its Subsidiaries to do so.

Notwithstanding anything set forth to the contrary in the Guarantor Loan Agreement and any termination of the Guarantor Loan Agreement, Guarantor acknowledges and agrees that the negative covenants set forth in Section 7 of the Guarantor Loan Agreement shall remain in full force and effect for so long as this Guaranty remains in full force and effect.

6. Authorizations, Waivers, Etc.

(a) Authorizations. Guarantor authorizes Lender, in its discretion, without notice to Guarantor, irrespective of any change in the financial condition of Borrower, Guarantor, or any other guarantor of the Guaranteed Obligations since the date hereof, and without affecting or impairing in any way the liability of such Guarantor hereunder, from time to time to:

(i) Create new Guaranteed Obligations and renew, compromise, extend, accelerate or otherwise change the time for payment or performance of, or otherwise amend or modify the Loan Documents or change the terms of the Guaranteed Obligations or any part thereof, including increase or decrease of the rate of interest thereon;

(ii) Take and hold security for the payment or performance of the Guaranteed Obligations and exchange, enforce, waive or release any such security; apply such security and direct the order or manner of sale thereof; and purchase such security at public or private sale;

(iii) Otherwise exercise any right or remedy it may have against Borrower, Guarantor, or any other guarantor of the Guaranteed Obligations or any security, including, without limitation, the right to foreclose upon any such security by judicial or nonjudicial sale;

(iv) Settle, compromise with, release or substitute any one or more makers, endorsers or guarantors of the Guaranteed Obligations; and

(v) Assign the Guaranteed Obligations, this Guaranty or the other Loan Documents in whole or in part to the extent provided in the Loan Agreements.

(b) Waivers. Guarantor hereby waives:

(i) Any right to require Lender to (A) proceed against Borrower or any other guarantor of the Guaranteed Obligations, (B) proceed against or exhaust any security received from Borrower, Guarantor, or any other guarantor of the Guaranteed Obligations or otherwise marshal the assets of Borrower, Guarantor, or any other guarantor of the Guaranteed Obligations or (C) pursue any other remedy in Lender’s power whatsoever;

(ii) Any defense arising by reason of the application by Borrower of the proceeds of any borrowing;

(iii) Any defense resulting from the absence, impairment or loss of any right of reimbursement, subrogation, contribution or other right or remedy of Guarantor against Borrower, any other guarantor of the Guaranteed Obligations or any security, whether resulting from an election by Lender to foreclose upon security by nonjudicial sale, or otherwise;

(iv) Any setoff or counterclaim of Borrower or any defense which results from any disability or other defense of Borrower or the cessation or stay of enforcement from any cause whatsoever of the liability of Borrower (including, without limitation, the lack of validity or enforceability of any of the Loan Documents);

(v) Any defense based upon any law, rule or regulation which provides that the obligation of a surety must not be greater or more burdensome than the obligation of the principal;

(vi) Until all obligations of Lender to extend credit to Borrower have terminated and all of the Guaranteed Obligations have been fully, finally and indefensibly paid, any right of subrogation, reimbursement, indemnification or contribution and other similar right to enforce any remedy which Lender or any other Person now has or may hereafter have against Borrower on account of the Guaranteed Obligations, and any benefit of, and any right to participate in, any security now or hereafter received by Lender or any other Person on account of the Guaranteed Obligations;

(vii) All presentments, demands for performance, notices of nonperformance, notices delivered under the Loan Documents, protests, notice of dishonor, and notices of acceptance of this Guaranty and of the existence, creation or incurring of new or additional Guaranteed Obligations and notices of any public or private foreclosure sale;

(viii) The benefit of any statute of limitations to the extent permitted by law;

(ix) Any appraisement, valuation, stay, extension, moratorium redemption or similar law or similar rights for marshalling;

(x) Any right to be informed by Lender of the financial condition of Borrower or any other circumstances bearing upon the risk of nonpayment or nonperformance of the Guaranteed Obligations;

(xi) Until all obligations of Lender to extend credit to Borrower have terminated and all of the Guaranteed Obligations have been fully, finally and indefensibly paid, any right to revoke this Guaranty;

(xii) Any defense arising from an election for the application of Section 1111(b)(2) of the United States Bankruptcy Code which applies to the Guaranteed Obligations;

(xiii) Any defense based upon any borrowing or grant of a security interest under Section 364 of the United States Bankruptcy Code; and

(xiv) Any right it may have to a fair value hearing to determine the size of a deficiency judgment following any foreclosure on any security for the Guaranteed Obligations.

(c) Financial Condition of Borrower, Etc. Guarantor is fully aware of the financial condition and affairs of Borrower. Guarantor has executed this Guaranty without reliance upon any representation, warranty, statement or information concerning Borrower furnished to Guarantor by Lender and has, independently and without reliance on Lender and based on such documents and information as it has deemed appropriate, made its own appraisal of the financial condition and affairs of Borrower and of other circumstances affecting the risk of nonpayment or nonperformance of the Guaranteed Obligations. Guarantor is in a position to obtain, and assumes full responsibility for obtaining, any additional information about the financial condition and affairs of Borrower and of other circumstances affecting the risk of nonpayment or nonperformance of the Guaranteed Obligations and will, independently and without reliance upon Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own appraisals and decisions in taking or not taking action in connection with this Guaranty.

7. Subordination. Guarantor hereby subordinates any and all debts, liabilities and obligations owed to Guarantor by Borrower or any Subsidiary of Borrower (the “Subordinated Obligations”) to the Guaranteed Obligations as provided in this Section 7.

(a) Prohibited Payments, Etc. After the occurrence and during the continuance of any Default or Event of Default or any default by Guarantor hereunder (including the commencement and continuation of any Insolvency Proceeding relating to Borrower), however, unless Lender otherwise requests, Guarantor shall not, nor shall it permit any of its Subsidiaries to, demand, accept or take any action to collect any payment on account of the Subordinated Obligations.

(b) Prior Payment of Guaranteed Obligation. In any Insolvency Proceeding relating to Borrower, Guarantor agrees that Lender shall be entitled to receive payment of all Guaranteed Obligations before Guarantor or any of its Subsidiaries receives payment of any Subordinated Obligations.

(c) Turn-Over. After the occurrence and during the continuance of any Default or Event of Default (including the commencement and continuation of any Insolvency Proceeding relating to Borrower), Guarantor and its Subsidiaries shall, if Lender so requests, collect, enforce and receive payments on account of the Subordinated Obligations as trustee for Lender and deliver such payments to Lender on account of the Guaranteed Obligations, together with any necessary endorsements or other instruments of transfer, but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty.

(d) Lender Authorization. After the occurrence and during the continuance of any Default or Event of Default or any default by Guarantor hereunder (including the commencement and continuation of any Insolvency Proceeding relating to Borrower), Lender is authorized and empowered (but without any obligation to so do), in its discretion, (i) in the name of Guarantor, to collect and enforce, and to submit claims in respect of, Subordinated Obligations and to apply any amounts received thereon to the Guaranteed Obligations, and (ii) to require Guarantor (A) to collect and enforce, and to submit claims in respect of, Subordinated Obligations and (B) to pay any amounts received on such obligations to Lender for application to the Guaranteed Obligations.

8. Creation of Security Interest.

(a) Grant of Security Interest. Guarantor grants to Lender a valid, first priority, continuing security interest in all presently existing and hereafter acquired or arising Collateral in order to secure prompt, full and complete payment and performance of any and all Guaranteed Obligations (other than any warrants issued pursuant to the Loan Agreements). The “Collateral” shall mean and include all right, title, interest, claims and demands of Guarantor in and to all personal property of Guarantor, including without limitation, all of the following:

(i) All goods (and embedded computer programs and supporting information included within the definition of “goods” under the Code) and equipment now owned or hereafter acquired, including, without limitation, all laboratory equipment, computer equipment, office equipment, machinery, vehicles (including motor vehicles and trailers), and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing, wherever located;

(ii) All inventory now owned or hereafter acquired, including, without limitation, all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products including such inventory as is temporarily out of Guarantor’s custody or possession or in transit and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing and any documents of title representing any of the above, and Guarantor’s books relating to any of the foregoing;

(iii) All contract rights and general intangibles (including Intellectual Property), now owned or hereafter acquired, including, without limitation, goodwill, license agreements, franchise agreements, blueprints, drawings, purchase orders, customer lists, route lists, infringements, claims, software, computer programs, computer disks, computer tapes, literature, reports, catalogs, design rights, income tax refunds, payment intangibles, commercial tort claims, payments of insurance and rights to payment of any kind;

(iv) All now existing and hereafter arising accounts, contract rights, royalties, license rights, license fees and all other forms of obligations owing to Guarantor arising out of the sale or lease of goods, the licensing of technology or the rendering of services by Guarantor (subject, in each case, to the contractual rights of third parties to require funds received by Guarantor to be expended in a particular manner), whether or not earned by performance, and any and all credit insurance, guaranties, and other security therefor, as well as all merchandise returned to or reclaimed by Guarantor and Guarantor’s books relating to any of the foregoing;

(v) All documents, cash, deposit accounts (other than payroll accounts), letters of credit (whether or not the letter of credit is evidenced by a writing), certificates of deposit, instruments, promissory notes, chattel paper (whether tangible or electronic) and investment property, including, without limitation, all securities, whether certificated or uncertificated, security entitlements, securities accounts, commodity contracts and commodity accounts, and all financial assets held in any securities account or otherwise, wherever located, now owned or hereafter acquired and Guarantor’s books relating to the foregoing; and

Any and all claims, rights and interests in any of the above and all substitutions for, additions and accessions to and proceeds thereof, including, without limitation, insurance, condemnation, requisition or similar payments and proceeds of the sale or licensing of Intellectual Property.

Notwithstanding the foregoing, the Collateral shall not include any Intellectual Property; provided, however, that the Collateral shall include all accounts receivables, accounts, and general intangibles that consist of rights to payment and proceeds from the sale, licensing or disposition of all or any part, or rights in, the foregoing (the “Rights to Payment”). Notwithstanding the foregoing, if a judicial authority (including a U.S. Bankruptcy Court) holds that a security interest in the underlying Intellectual Property is necessary to have a security interest in the Rights to Payment, then the Collateral shall automatically, and effective as of the date hereof, include the Intellectual Property to the extent necessary to permit perfection of Lender’s security interest in the Rights to Payment.

(b) After-Acquired Property. If Guarantor shall at any time acquire a commercial tort claim, as defined in the Code, Guarantor shall immediately notify Lender in writing signed by Guarantor of the brief details thereof and grant to Lender in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to Lender.

(c) Duration of Security Interest. Lender’s security interest in the Collateral shall continue until the payment in full and the satisfaction of all Guaranteed Obligations and termination of Lender’s commitment to fund the Loan, whereupon such security interest shall terminate. Lender shall, at Guarantor’s sole cost and expense, execute such further documents and take such further actions as may be reasonably necessary to make effective the release contemplated by this Section 8(c), including duly executing and delivering termination statements for filing in all relevant jurisdictions under the Code.

(d) Lien Subordination. Lender agrees that the Liens granted to it hereunder in Third Party Equipment (as hereinafter defined) shall be subordinate to the Liens of existing and future lenders providing equipment financing and equipment lessors for equipment and other personal property now existing acquired by Guarantor after the date hereof (“Third Party Equipment”); provided that such Liens are confined solely to the equipment so financed and the proceeds thereof and are Permitted Liens. Notwithstanding the foregoing, the Guaranteed Obligations hereunder shall not be subordinate in right of payment to any obligations to other lenders, equipment lenders or equipment lessors and Lender’s rights and remedies hereunder shall not in any way be subordinate to the rights and remedies of any such lenders or equipment lessors. So long as no Event of Default has occurred, Lender agrees to execute and deliver such agreements and documents as may be reasonably requested by Guarantor from time to time which set forth the lien subordination described in this Section 8(d) and are reasonably acceptable to Lender. Lender shall have no obligation to execute any agreement or document which would impose obligations, restrictions or lien priority on Lender which are less favorable to Lender than those described in this Section 8(d).

9. Miscellaneous.

(a) Notices. Except as otherwise provided herein, all notices, requests, demands, consents, instructions or other communications to or upon Guarantor or Lender under this Guaranty shall be in writing and fixed, mailed or delivered, if to Guarantor or Lender, as set forth in the Loan Agreements, with Guarantor’s notices being delivered in the same manner and place as the Borrower. All such notices and communications shall be effective as set forth in the Loan Agreements.

(b) Payments. Guarantor shall make all payments required hereunder to Lender, or its order, as set forth in Section 2 of the Loan Agreements, or at such other office or by wire transfer as Lender may designate, on demand, in U.S. dollars. If any amounts required to be paid by Guarantor under this Guaranty are not paid when due, Guarantor shall pay interest on the aggregate, outstanding balance of such amounts from the date due until those amounts are paid in full at a per annum rate equal to the Default Rate.

(c) Expenses. Guarantor shall pay on demand (i) all reasonable fees and expenses, including reasonable attorneys’ fees and expenses, incurred by Lender in connection with the preparation, execution and delivery of, and the exercise of its duties under, this Guaranty and the preparation, execution and delivery of amendments and waivers hereunder and (ii) all reasonable fees and expenses, including reasonable attorneys’ fees and expenses, incurred by Lender in connection with the enforcement or attempted enforcement of this Guaranty or any of the Guaranteed Obligations or in preserving any of Lender’s rights and remedies (including, without limitation, all such fees and expenses incurred in connection with any “workout” or restructuring affecting the Loan Documents or the Guaranteed Obligations or any bankruptcy or similar proceeding involving Guarantor or Borrower).

(d) Waivers, Amendments. This Guaranty may not be amended or modified, nor may any of its terms be waived, except by written instruments signed by Guarantor and Lender to the extent amendments are permitted pursuant to the Loan Agreements. Each waiver or consent under any provision hereof shall be effective only in the specific instances for the purpose for which given. No failure or delay on Lender’s part in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right.

(e) Assignment. This Guaranty shall be binding upon and inure to the benefit of Lender and its successors and assigns.

(f) Cumulative Rights, etc. The rights, powers and remedies of Lender under this Guaranty shall be in addition to all rights, powers and remedies given to Lender by virtue of any applicable law, rule or regulation of any governmental authority, the Loan Agreements, any other Loan Document or any other agreement, all of which rights, powers, and remedies shall be cumulative and may be exercised successively or concurrently without impairing Lender’s rights hereunder. Guarantor waives any right to require Lender to proceed against any Person or to exhaust any Collateral or to pursue any remedy in Lender’s power.

(g) Payments Free of Taxes, Etc. All payments made by Guarantor under this Guaranty shall be made by Guarantor free and clear of and without deduction for any and all present and future taxes, levies, charges, deductions and withholdings except for taxes based on Lender’s net income. In addition, Guarantor shall pay upon demand any stamp or other taxes, levies or charges of any jurisdiction with respect to the execution, delivery, registration, performance and enforcement of this Guaranty. If any taxes, levies, charges or other amounts are required to be withheld from any amounts payable to Lender, hereunder, the amounts so payable to Lender shall be increased to the extent necessary to yield to Lender (after payment of all such amounts) any such amounts payable hereunder in the amounts, specified in this Guaranty. Upon request by Lender, Guarantor shall furnish evidence satisfactory to Lender that all requisite authorizations and approvals by, and notices to and filings with, governmental authorities and regulatory bodies have been obtained and made and that all requisite taxes, levies and charges have been paid.

(h) Partial Invalidity. If at any time any provision of this Guaranty is or becomes illegal, invalid or unenforceable in any respect under the law or any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Guaranty nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

(i) CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. EACH OF GUARANTOR AND LENDER HEREBY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN THE STATE OF CALIFORNIA. GUARANTOR AND LENDER HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS.

[Signature Page Follows]

IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be executed as of the day and year first above written.

RF MAGIC, INC.

By:	/s/ David Lyle
Name:	DAVID LYLE
Title:	CFO

[Signature Page to RF Magic Guaranty of Entropic Debt-SVB]